Deutsche Bank 2004
Global High Yield Conference

October 6, 2004



Provided for discussion purposes only and should not be relied upon for any other purpose. Numbers unless otherwise indicated, are not audited. No warranties or representations are to be deemed to be made or inferred from the presentation or any other accompanying materials. This presentation contains forward looking statements. The actual results may differ materially from those projected in the forward looking statements for various reasons. Please refer to the Risk Factors in the Company's Form
10-K filed with the SEC.
============================================================================

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, acquisition and divestiture opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. You should refer to the Risk Factors section of the Company Form 10-K filed with the SEC.

============================================================================

Regulation G Disclosure

Adjusted Operating Income, which is a non-GAAP financial measure, is operating income (loss) before depreciation and amortization expenses and non-cash long-term incentive plan expenses. Adjusted Operating Income margin is Adjusted Operating Income divided by total revenues. Management uses Adjusted Operating Income and Adjusted Operating Income margin to measure its operating performance. You should be aware that these metrics for measuring the Company's financial results will be different from comparable information provided by other companies and should not be used as an alternative to the operating and other financial information of the Company as determined under accounting principles generally accepted in the United States. The computation of Adjusted Operating Income and Adjusted Operating Income margin and a reconciliation of those measures to operating income (loss), operating income margin and net income (loss) can be found in the Appendix of this presentation.

============================================================================

Madison River Operations
Southeast Region Focus


            [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
                MADISON RIVER OPERATING MARKETS IN ILLINOIS,
               NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]


Connections by State:

North Carolina   19,556 Connections
Illinois         87,901 Connections
Alabama          70,058 Connections
Georgia          50,263 Connections
Louisiana         6,494 Connections


For 2Q 2004 YTD:
------------
234,272 Connections in Service
$96.4 Million Revenue
$51.4 Million Adjusted Operating Income
Lowered Net Leverage (1) to 5.8x from 6.4x at 2Q03


(1) See Appendix for Net Leverage calculation.

============================================================================

Madison River Operations
Overview

* Madison River Communications is the 17th largest telephone company in the country according to the USTA
   * Over $186M in Revenues and about $100M in Adjusted Operating Income ("AOI") in 2003
   *   Currently serving over 234K connections (1) with superior demographics
   *   High residential DSL penetration at 26.9%
   *   Improved RLEC AOI margins from 32% to about 56%

(1) Connections equals voice access lines plus DSL connections

============================================================================

Madison River Operations
Attractive Demographics

*   Voice access lines: 67% residential / 33% business lines

*   Average household income:          $46,234

*   Median Age:                        36

*   Total population:                  312,820

*   Total residential primary lines:   117,229

* Low second line exposure: 7,336 lines or less than 4.0% penetration of total access lines

(1) Residential DSL penetration of households is calculated by dividing residential DSL connections by residential primary lines (R-1s)

============================================================================

Madison River Operations
Continuous Improvement

* Consistent and Improving Performance

* 2.7% increase in Total Adjusted Operating Income

* 6.1% growth in RLEC Connections

* 76.2% growth in DSL

                                    2Q 03         2Q 04
                                    ------      ---------
         Total Revenue              $46.0        $47.8
         Total AOI                  $24.8        $25.5
         RLEC Revenue               $42.5        $44.8
         RLEC AOI                   $24.2        $24.7
         Total Capex                $ 2.5        $ 3.3
         RLEC Connections           206,982      219,585
         RLEC Access Lines          187,545      185,331
         RLEC DSL                    19,437       34,254

============================================================================

Madison River Operations
Maintaining Connections

Madison River - RLEC

                     [BAR GRAPH SHOWING TOTAL CONNECTIONS
               IN THE RLEC BROKEN DOWN INTO PRIMARY LINES, SECOND
                   LINES AND DSL CONNECTIONS - 2Q02 TO 2Q04]

                      Primary      Second          DSL          Total
                       Lines       Lines       Connections     Connections
                      -------      ------      -----------    -------------
          2Q02        183,264       11,902        14,363         209,529
          3Q02        181,920       11,083        15,097         208,100
          4Q02        179,709       10,544        16,423         206,676
          1Q03        178,542        9,763        17,935         206,240
          2Q03        177,991        9,554        19,437         206,982
          3Q03        178,665        8,928        21,194         208,787
          4Q03        177,703        8,200        24,181         210,084
          1Q04        177,921        7,532        30,646         216,099
          2Q04        177,995        7,336        34,254         219,585

============================================================================

Madison River Operations
Change in RLEC Access Lines: June 30, 2004 vs. June 30, 2003

*   Total RLEC Access Lines declined by 2,214
    * Gallatin River declined by 2,980

*   Second Lines declined by 2,218
    * DSL grew by 14,817

*   Total Primary lines grew by 4
    * Gallatin River declined by 2,042

============================================================================

Madison River Operations
Continued RLEC DSL Growth

Residential DSL Subscribers Growth & Penetration of Residential Primary
Lines

      [CHART SHOWING RESIDENTIAL DSL SUBSCRIBERS AND DSL % PENETRATION OF
             RESIDENTIAL PRIMARY ACCESS LINES - 4Q 2000 TO 2Q 2004]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  3,952                         3.2%
   1Q 2001                  5,888                         4.7%
   2Q 2001                  6,863                         5.6%
   3Q 2001                  8,218                         6.7%
   4Q 2001                 10,033                         8.2%
   1Q 2002                 12,223                         9.9%
   2Q 2002                 12,948                        10.5%
   3Q 2002                 13,536                        11.1%
   4Q 2002                 14,611                        12.2%
   1Q 2003                 16,003                        13.4%
   2Q 2003                 17,360                        14.7%
   3Q 2003                 18,971                        16.0%
   4Q 2003                 21,790                        18.5%
   1Q 2004                 27,983                        23.8%
   2Q 2004                 31,498                        26.9%

============================================================================

Madison River Operations
Strong Offer/Strong Offensive

            [PICTURE OF MEBTEL'S "NO LIMITS" PACKAGE ADVERTISEMENT]

*   No Limits Package has received Strong Market Acceptance

*   Preempts Competition and Inoculates Customer base

*   Lowering Customer Churn and Increasing "Stickiness" of Customers

    *   No Limits Packages is subject to a One Year Contract

*   Increase of over $15 ARPU (1) per subscriber converted

*   Driving Incremental Penetration of Growth Businesses

    *   60% DSL pull-through

    *   Over 29% LD pull-through

* No Limits represents 62.1% of our DSL and 21.1% of our LD subscribers as of 06/30/04

(1) RLEC ARPU - Life to Date - June 2004

============================================================================

Madison River Operations
AOI Margin

Madison River - RLEC($ in millions)

             [BAR GRAPH SHOWING ADJUSTED OPERATING INCOME MARGIN % ON ANNUAL
                    BASIS FROM 1998 TO 2003 AND FOR 2Q 2004YTD]

                      1998       1999      2000      2001      2002      2003     2Q 2004
                     -------    ------    ------    ------    ------    ------    -------
RLEC Revenue         $ 145.2   $ 162.6   $ 169.4   $ 167.7    $ 168.9   $ 172.5   $ 90.2
RLEC AOI             $  46.9   $  64.1   $  73.9   $  84.8    $  90.6   $  96.7   $ 50.1
AOI Margin %            32%       39%       44%       51%        54%       56%      56%


Pro forma presentation as if all the acquisitions and dispositions had been consummated at the beginning of 1998
                                                                          11

============================================================================

Madison River Operations
RLEC Growing Service Penetration (1) (2)

   Product                    2000        2001       2002        2003        2Q04     2Q04 Units
   -------                   -------     -------    -------    --------     ------   ------------
   Internet (Dial-up)         15.6%       15.4%        14.6%       12.8%      9.8%       18,190
   DSL                         2.3%        5.7%         8.6%       13.0%     18.5%       34,254
   DSL Residential             3.2%        8.2%        12.2%       18.5%     26.9%       31,498
   Long Distance              32.4%       41.2%        48.1%       52.1%     54.3%      100,713
   Voice Mail                 11.0%       15.9%        19.8%       23.2%     26.9%       49,795
   Caller ID                  21.8%       28.2%        31.4%       35.0%     38.0%       70,429
   Call Waiting               29.9%       33.2%        34.2%       35.1%     37.3%       69,089
   Call Forwarding            13.1%       21.3%        25.4%       26.8%     30.6%       56,630
   Second Lines                6.4%        6.3%         5.5%        4.4%      4.0%        7,336


(1) Penetrations based on total RLEC access lines, except the DSL residential and the "No Limits" penetration which is based on residential primary lines (R-1s).
(2) Year 2000 & 2001 numbers are pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001.

============================================================================

Madison River Operations
Edge-out Services ("EOS"): Consistent and Sustainable Results

EOS Adjusted Operating Income ($ in Millions)

             [BAR GRAPH SHOWING ADJUSTED OPERATING INCOME ON ANNUAL
                 BASIS FROM 2001 TO 2002 AND QUARTERLY FOR 2003
                          AND 1Q 2004 AND 2Q 2004]


     2001                 ($24.2)
     2002                 ($ 3.1)
     4Q02                  $ 0.6
     1Q03                  $ 1.1
     2Q03                  $ 0.6
     3Q03                  $ 1.1
     4Q03                  $ 0.8
     1Q04                  $ 0.5
     2Q04                  $ 0.8


Note: Adjusted Operating Income includes $500K one time pension benefit in 1Q03 and $500K reversal of restructuring charges in 3Q03. Plan is designed to maintain EOS at cash flow breakeven.

============================================================================

Madison River Operations
Capital Expenditure Discipline

* Madison River has a disciplined and rational approach to Capital expenditures

* Each element of the business is reviewed for quantification of Cap Ex requirements

*   Cap Ex is prioritized based on return on investment

* Cap Ex primarily for rate base maintenance is not productive use of cash

* Track record of appropriately allocating Cap Ex while maintaining revenue, quality of service and network

============================================================================

Madison River Operations
Capital Expenditures

* High quality plant capable of delivering DSL to approximately 90% of the base

*   Short loop lengths allow multi-megabit DSL service

*   TDM and ATM network with fiber infrastructure

*   Equipped for IP

*   Video solution through partnership would require little to no Cap Ex

                 [BAR GRAPH SHOWING TOTAL CAPITAL EXPENDITURES
                FROM YEARS 2001 TO 2003 WITH ESTIMATE FOR 2004]
($ in Millions)

     2001                         $ 39.9 M
     2002                         $ 12.3 M
     2003                         $ 12.2 M
     2004(E)                      $ 13.0 M


============================================================================

Madison River Operations
Network Capable of More Bandwidth

*   ADSL2+ Technology provides 3x more bandwidth on copper than ADSL
*   Bandwidth requirements decrease
* Future Cap Ex can be tailored similar to DSL deployment to maximize return on investment

                      [ILLUSTRATION ENTITLED "WHAT'S NEXT
                         VIDEO OVER COPPER: A REALITY"]


      Bandwidth Enhancements >>>>>>>     <<<<<<< Bandwidth Uses

      ADSL    ADSL2    ADSL2+               Windows       MPEG4      MPEG2
                                            Media 9
     8Mbps   12 Mbps  24 Mbps                 800K       >2 Mbps    3.5 Mbps

[PARADYNE LOGO]

============================================================================

Madison River Operations
Network Ready To Handle ADSL2+

* No material change to Madison River network architecture required to deploy ADSL2+

*   Attenuation for ADSL2+ under 20 Mbps not different than ADSL

* Current architecture with remotes well suited to deliver ADSL2+ without material increase to Cap Ex


                 [LINE GRAPH ILLUSTRATION OF ADSL, ADSL2 AND ADSL2+
                         ATTENUATION AT VARIOUS LENGTHS]


[PARADYNE LOGO]

(1) Other factors affecting performance include gauge of wire, penetration of DSL circuits in a cable, etc.
                                                                          17

============================================================================

Madison River Operations
Regulatory: USF

*   Low reliance on USF and comparatively lower than peers

    * Total Annualized USF per USAC for 2Q 2004YTD

      - High Cost funding at $3.7M or 1.9% of revenues

      - State USF support at $1.4M or 0.7% of revenues

      - Total federal and state support of $12.4M or 6.4% of revenues

============================================================================

Madison River Operations
Competition: Home Court Advantage

*   Trusted provider of services

*   Local management and presence

* Each of our RLECs have served their respective communities for over 50 years

*   Advanced technology and quality of service delivered consistently

*   25% - 38% (1) of our residential customers pay bills in person

*   Bundling services for value creation

*   "No Limits" bundled offering success

(1) Percentage varies by operating company

============================================================================

                            Financial Overview

============================================================================

Madison River Operations
Madison River Capital LLC

Capitalization Table ($ in millions)


2Q2004 Capitalization             Amount            % of Cap          Leverage
----------------------            -------           --------          --------
  Cash                          $  25.9
  Net Senior Secured Debt(1)    $ 383.9            48.5%             4.0x (2)
  Misc. Debt (3)                $   0.4
  Senior Notes                  $ 196.1
                                -------
  Net Debt                      $ 580.4             73.3%            5.8x (4)
  Cash Equity Contribution      $ 211.7             26.7%
                                -------            ------
  Total Capitalization          $ 792.0            100.0%
                                =======            ======

(1) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $42.7 million
(2) Net Senior Secured Leverage: Net Senior Secured Debt/$96.9M (which is 2Q2004 LTM RLEC Adjusted Operating Income)
(3)  Misc. Debt = $0.4 M for MDCP Note convertible into equity of
     Madison River Telephone Company
(4) Net Debt Leverage: Net Debt/$99.6M (which is 2Q2004 LTM Consolidated Adjusted Operating Income)

============================================================================

Madison River Operations
RTFC Loan Structure

*   Long Dated Secured Term Notes
    - $426.6M with final maturity in 2016
    - Offset by $42.7M in SCCs
    - Net RTFC term Notes - $384 M
      - The amount required to fully refinance the RTFC debt is $384M


*   $9.4M annual principal payment is minimum payment through 2010
    - $35.4M, $62.3 and $267.8 due in 2011, 2012 and 2013-2016 respectively

*   Ample Line of Credit
    - $41 M in revolving lines of credit mature March 05
    - Anticipate renewal of lines
    - $41M undrawn and fully available at 2Q04

============================================================================

RTFC Overview:
RTFC: Strong Supporter of Rural Telephony

*   Rural Telephone Finance Cooperative (RTFC)

   * Member-owned, not-for-profit lending cooperative created in 1987 to serve the financial needs of the rural telecommunications industry

      -  Private, not government sponsored or affiliated

   * Membership limited to cooperatives and entities engaged in providing telecommunications to rural communities

      -  Approximately 513 members at FYE03

   *  $5.5B in Assets $4.9B in loans outstanding

* RTFC is funded by and affiliated with the National Rural Utilities Cooperative Finance Corporation (CFC) through operating and management Agreements

   * CFC and telephone industry leaders created RTFC in 1987 to provide financing for rural telephone companies and their affiliates

   * CFC has more than 1,000 members and has been in the business of financing rural electric cooperatives for more than 30 years

      - CFC has about $20 billion of loans outstanding to America's rural utility industry

      -  Rated A2/A (stable/stable)

============================================================================

RTFC Overview
RTFC Loan Structure

* Borrower purchases RTFC equity or Subordinated Capital Certificates (SCC) at time of borrowing
    - 10% in SCC required for each loan
    - RTFC makes loans available to cover purchase of SCC
    - $1,000 loan requires $100 SCC for total loan of $1,100

* Proportionate amount of SCC redeemed in March for principal payments in the prior year
    - Payment of $1,000 in principal redeems $100 SCC
    - Redemption can be immediate upon request for large payments
      - $160M payment extinguished $176M loan with redemption of SCC

* Annual patronage dividends received in January based on prior year performance of cooperative
    - Madison River received approximately $2M in cash dividends for January
      2004

* SCCs are subordinated unsecured debt of RTFC/CFC ranking junior to CFC's other indebtedness
   *  SCC's are non-interest bearing
   * CFC which is the sole source of funding for the RTFC is a strong investment grade credit (A2/A corporate rating)
    -  CFC subordinated debt ratings of A3/BBB+

============================================================================

Madison River Operations
Madison River Capital, LLC

Improving Leverage Ratios (a) (b)

       [BAR GRAPH SHOWING CONSOLIDATED LEVERAGE RATIOS AND RLEC LEVERAGE
                     RATIOS FOR 2000 TO 2003 and 2Q2004]


                            2000    2001      2002      2003     2Q2004
                          ----------------------------------------------
Consolidated Leverage       11.5x    10.6x      7.3x     5.9x     5.8x

LTD Leverage                 6.0x    5.1x       4.6x     4.1x     4.0x


(1)Consolidated Leverage Ratio = (Total Gross Debt less RTFC Subordinated Capital Certificates (SCCs)) divided by $99.6M; which is 2Q2004 LTM Adjusted Operating Income.

(2)RLEC Leverage Ratio = (Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs)) divided by $96.9M; which is RLEC's 2Q2004
   LTM Adjusted Operating Income.

=============================================================================

Madison River Operations
Madison River Capital, LLC

Improving Liquidity (1) ($ in millions)

                 [BAR GRAPH COMPARING LIQUIDITY LEVELS BY QUARTER FOR
                              2002 AND 2003 and 2004]

                                    2002          2003       2004
                                 -------------------------------------
          3rd Qtr                 $ 32.3 M      $ 47.0 M

          4th Qtr                 $ 40.0 M      $ 59.1 M

          1st Qtr                               $ 37.6 M      $ 56.2 M

          2nd Qtr                               $ 42.9 M      $ 66.9 M

(1) Liquidity includes cash on hand plus available balances on RTFC lines of credit. At June 30, 2004, $41 M was undrawn and fully available on the RTFC Lines of Credit.

============================================================================

Madison River Operations
Experienced Management Team

Steve Vanderwoude: Chairman & CEO, founder

Paul Sunu: Chief Financial Officer, founder

Ken Amburn: Chief Operating Officer

Bruce Becker: Chief Technology Officer

Mike Skrivan: Managing Director - Revenues



* Senior Management averaging over 30 years experience

* Team has been together for over five years

* Proven ILEC Operator

============================================================================

Madison River Operations
Proven ILEC Operators

*   Acquired and Integrated 4 RLECs

*   Results Oriented
   * Grew RLEC AOI Margins from 32% to 56%
   * Nation-leading 26.9% penetration in residential DSL
   * Improved Liquidity
   * Lowering Leverage

*   Responsive to Customer Needs
   * No Limits bundle
   * Long Distance penetration of 54%

============================================================================

Madison River Operations
Board of Directors

Steve Vanderwoude       CEO, Madison River                           Chairman
Paul Sunu               CFO, Madison River                           Member
James Perry, Jr         Madison Dearborn Partners                    Compensation Committee
Michael Cole            Madison Dearborn Partners                    Member
Sanjeev Mehra           Goldman, Sachs & Co.                         Compensation Committee
Joseph DiSabato         Goldman, Sachs & Co.                         Member
Mark Pelson             Providence Equity Partners                   Member
Richard May             Former CEO, Great Lakes REIT                 Audit Committee
Edward Mullinix         CFO, The Haskell Company                     Audit Committee
Peter Chehayl           Former CFO, Centennial Communications        Audit Committee Chair

                                                                          28

============================================================================

Madison River Operations
MRTC Equity Sponsorship

[PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

                 Madison River Telephone Company, LLC Equity

                    Madison Dearborn                 37.2%
                    Goldman Sachs                    31.0%
                    Providence Equity                20.5%
                    Former Coastal Shareholders       7.8%
                    Management                        3.5%

============================================================================

Madison River Operations
Summary

   * Stable and improving operations

   * Proven Track Record of acquiring, integrating, and operating RLECs

   * Strong Penetration of DSL and Long Distance

   * Increasing Adjusted Operating Income margins

   * Attractive markets

   * Network architecture positioned to provide new services

   * Reducing leverage and improving liquidity

* Experienced and incentivized management team

============================================================================

                                 APPENDIX

============================================================================

Madison River Operations
Adjusted Operating Income to Net Operating Income Reconciliation (1)


                                           2nd Quarter Ended June 30, 2004
-------------------------------------------------------------------------
                                                 RLECs         Total
-------------------------------------------------------------------------
   Adjusted Operating Income (AOI)           $24.7                $25.5
-------------------------------------------------------------------------
   Less: Depreciation & Amortization          (7.7)               (10.7)
-------------------------------------------------------------------------
   Long-Term Incentive Plan                   (0.9)               ( 1.0)
-------------------------------------------------------------------------
  Net Operating Income (Loss)                $16.1                $13.8
-------------------------------------------------------------------------


(1) Adjusted Operating Income equals Net Operating Income less Depreciation & Amortization less Long-Term Incentive Plan.

============================================================================

Madison River Operations
RLEC Adjusted Operating Income to Net Operating Income Reconciliation (1)(2)


                                     1998      1999      2000      2001      2002      2003      2Q04YTD
                                    -------------------------------------------------------------
Net Operating Income (Loss)          $  5.4    $ 29.8    $ 27.0    $ 35.8    $ 49.7    $ 54.5    $ 31.8
Less: Depreciation & Amortization     (43.0)    (33.8)    (45.2)    (48.2)    (35.2)    (36.9)    (16.5)
      Long-Term Incentive Plan          0.0      (1.6)     (3.2)     (1.7)     (5.5)     (5.4)     (1.8)
      Discontinued Operations           0.0      (0.3)      0.0       0.0       0.0       0.0       0.0
      Staunton Livingston Sale          1.5       1.5       1.5       0.9       0.0       0.0       0.0
                                      -----     -----     -----     -----     -----     -----     -----
Adjusted Operating Income (AOI)      $ 46.9    $ 64.1    $ 73.9    $ 84.8    $ 90.5    $ 96.8    $ 50.1
                                      =====     =====     =====     =====     =====     =====     =====

Revenue                              $145.2    $162.6    $169.4    $167.7    $168.9    $172.5    $ 90.2
                                      =====     =====     =====     =====     =====     =====     =====

AOI Margin                             32.3%     39.4%     43.6%     50.6%     53.6%     56.1%     55.6%
                                      =====     =====     =====     =====     =====     =====     =====



(1) Pro Forma presentation as if the all acquisitions and dispositions had been consummated at the beginning of 1998. RLEC Adjusted Operating Income equals RLEC Net operating income less RLEC Depreciation & Amortization, less RLEC Long-Term Incentive Plan, less Discontinued Operations, less Staunton Livingston Exchanges sale.
(2) RLEC Adjusted Operating Income Margin equals RLEC Adjusted Operating Income divided by RLEC Revenue.

============================================================================

Madison River Operations
Madison River Capital, LLC Leverage Reconciliation


                                               2000      2001      2002      2003      2Q03      2Q04
                                             -----------------------------------------------------
Total Debt                                     $678.1    $680.0    $661.6    $637.2    $648.1    $623.0
RTFC subordinated capital certificates held      46.9      46.8      46.1      44.0      44.0      42.7
                                               ------    ------     -----     -----    ------     -----
Net Debt                                       $631.2    $633.2    $615.5    $593.2    $604.1    $580.4
                                               ======    ======    ======    ======    ======    ======

Net operating income                           $  0.0    $  0.0    $ 28.9    $ 42.5    $ 36.8    $ 45.9
Add: Depreciation & Amortization                 50.1      58.5      50.6      52.1      51.7      49.4
     Long-Term Incentive Plan                     4.8       1.3       5.3       5.4       6.4       4.3
                                               ------    ------     -----     -----    ------      ----
LTM Adjusted Operating Income                  $ 54.9    $ 59.8    $ 84.8    $100.0    $ 94.9    $ 99.6
                                               ======    ======     =====     =====    ======      ====

Leverage Ratio                                   11.5x     10.6x      7.3x      5.9x      6.4x      5.8x
                                               ======    ======    ======    ======     =====     =====

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

Madison River Operations
Madison River RLEC Leverage Reconciliation


                                              2000       2001      2002      2003      2Q03      2Q04
                                              -----------------------------------------------------
Total Secured Debt                             $480.3    $482.1    $463.5    $436.6    $450.0    $426.6
RTFC subordinated capital certificates held      46.9      46.8      46.1      44.0      44.0      42.7
                                                -----     -----     -----     -----     -----     -----
Net Debt                                       $433.4    $435.3    $417.4    $392.6    $406.0    $384.0
                                                =====     =====     =====     =====     =====     =====

Net operating income                           $ 24.9    $ 35.8    $ 49.7    $ 54.5    $ 54.6    $ 57.3
Add: Depreciation & Amortization                 43.8      48.2      35.2      36.9      35.8      35.4
     Long-Term Incentive Plan                     3.2       1.7       5.5       5.4       6.4       4.2
                                                -----     -----     -----     -----     -----     -----
Adjusted Operating Income,
net of restructuring                           $ 71.9    $ 85.6    $ 90.5    $ 96.8    $ 96.8    $ 96.9
                                                =====     =====     =====     =====     =====     =====

Leverage Ratio                                   6.0x       5.1x      4.6x      4.1x      4.2x      4.0x
                                                =====     =====     =====     =====      ====     =====


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